Annual Report
December 31, 2002





                              THE SALOMON BROTHERS
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                                    FUND INC

IFC2

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Letter From The Chairman
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                                                        [PHOTO OMITTED]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of The Salomon Brothers Fund Inc ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. JAY GERKEN
Chairman, President and
Chief Executive Officer

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The Salomon Brothers Fund Inc                                                 1

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 Letter From The Manager
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PERFORMANCE REVIEW 1                                    [PHOTO OMITTED]

                                                        MICHAEL A. KAGAN
                                                        Executive Vice President

During the year ended December 31, 2002, the Fund distributed dividends to shareholders totaling $0.18 per share. The table below shows the annualized distribution yield and twelve-month total return based on the Fund's December 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. 2

               PRICE                ANNUALIZED             TWELVE-MONTH
             PER SHARE          DISTRIBUTION YIELD 3       TOTAL RETURN 3
         ----------------       ------------------         ------------
           $10.75 (NAV)                1.23%                 (22.47)%
           $9.12 (NYSE)                1.45%                 (25.36)%

The Fund's Lipper Inc. ("Lipper") 4 peer group of closed-end core funds returned negative 20.27% based on NAV for the year ended December 31, 2002.

INVESTMENT STRATEGY
The Fund's primary investment objectives are growth and conservation of capital. The Fund invests primarily in common stock of companies in industries the investment manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth potential.

PORTFOLIO MANAGER MARKET OVERVIEW
Simply put, the stock market was terrible during the past year. Stock market returns, as measured by the S&P 500 Index ("S&P 500"), 5 declined 22.09% for the full year, and the Nasdaq Composite Index ("Nasdaq") 6 fell 31.53% for the same period. To illustrate the magnitude of the bear market that we have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low and the Nasdaq had reached a six-year low.

In our experience, dramatic moves in the stock market usually reflect inflection points in major economic variables. What do the awful returns of the past three years tell us? We do not believe that they forecast dire economic conditions. The early, aggressive response by the U.S. Federal Reserve Board ("Fed") and the resilience of the American consumer led the U.S. economy out of recession in the first quarter of 2002, and we believe it will help keep the economy growing.

Rather, we believe that the market is telling us that several favorable trends that powered the great bull market of 1982-2000 have come to an end, and that economic growth will be slower during the coming decade than it was during the 1990s. The 1990's economic boom was greatly helped by successive waves of mortgage refinancing, which were used by consumers to fuel their consumption. We believe the next decade will have no such help as

----------------------------------------
1  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
2 NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current quarterly income dividend rate of $0.033 for four quarters. This rate is as of December 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current quarterly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended December 31, 2002, calculated among 18 funds in the closed-end core funds category with reinvestment of dividends and capital gains excluding sales charges.
5 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
6 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
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2                                            2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
Letter From The Manager (continued)
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the consumer's balance sheet is stretched and needs to be rebuilt.
These factors do not make our outlook for the economy negative, but they do temper our view on how robust the recovery will be.

Another change from the 1990s we feel is significant is the emergence of China as a world economic power. China is now the U.S.'s largest economic partner, having eclipsed Mexico earlier this year. The growth in Chinese manufacturing capacity and the expansion in Chinese exports has pressured pricing in a number of markets. In industries that the U.S. has long dominated, such as chemicals, it is losing market share to the Chinese. However, we expect that other industries will benefit from Chinese growth. China lacks an indigenous source of copper, and its reserves of alumina (the key raw material for aluminum) are inferior. We are positioning the Fund's portfolio to reflect what we see as the risks and the opportunities that China's growth provides.

PORTFOLIO MANAGER FUND OVERVIEW
The market leaders during the past year were the consumer stocks. Despite a rally in the fourth quarter of 2002, technology stocks performed poorly during the last year. Telecommunications stocks were the worst group in the market.

The Fund's portfolio was helped by its positions in Teva Pharmaceutical Industries Ltd., Amgen Inc. and The Southern Co. The Fund's holdings in The Bank of New York Co., Inc., Sun Microsystems, Inc. and OM Group, Inc. hurt the Fund's performance.

The Fund's portfolio is highly diversified, with holdings in nearly every sector of the market. We have maintained a defensive posture towards technology stocks during the past two years. We were, in general, underweight the technology sector, and we favored less volatile stocks. But because of the enormous decline in valuations in the sector, and because sentiment about the sector was so poor, we initiated many positions in the technology sector during the third quarter and in early October of 2002. We saw opportunities in companies that were trading at valuations we felt were very attractive, such as Comverse Technology, Inc. Many of these technology stocks have experienced a major upturn since early October, so we are paring back the Fund's positions a bit in selected holdings. Because fundamentals for the sector seem to be bottoming, we are likely to hold a more aggressive position in technology stocks going forward than we did the past two years.

In our opinion, basic materials stocks have historically been strong performers coming out of recessions. Because we believe capacity utilization in alumina is tightening, but capacity utilization in ethylene is loosening, we are overweight aluminum companies and are avoiding the large commodity chemicals companies.

The market's concern over softening retail sales created what we believe is an opportunity in stocks of high quality retailers, and we are overweight in the sector. The Home Depot, Inc. may no longer be the great growth story that it once was, but we now find it a compelling value. We expect that the electronics retailers Best Buy Co., Inc. and Circuit City Stores, Inc. should benefit in 2003 from new product cycles of consumer electronics.

The heavy truck segment of the capital goods sectors look to us to offer unusually good investment opportunities, and we hold positions in Cummins Inc., PACCAR Inc. and Navistar International Corp.

We like the valuations and high dividend yields of the international oil companies. We believe that these stocks are only reflecting oil prices of $18-20 per barrel, versus current oil prices of about $26 per barrel. By contrast, supply and demand fundamentals are poor for natural gas, where inventories are the highest ever. We are overweight the international oil sector, but have no exploration and production (natural gas) exposure.

Regulated utility companies such as Consolidated Edison, Inc. and The Southern Co. offer what we believe to be secure dividends of over 5%, and modest growth of 2-3%, even in a recession. We are avoiding utilities with large unregulated businesses, because we are concerned about the prospects for returns in those businesses. We are overweight the utility sector.

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The Salomon Brothers Fund Inc                                                 3

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Letter From The Manager (continued)
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Rising healthcare costs make HMO's and ethical pharmaceutical companies unattractive investments in our view. We cut our position in HCA Inc., as we believe the hospital cycle to be aging and feel that its valuation is no longer compelling. We are significantly underweight ethical drug companies, but we own a large position in Teva Pharmaceutical Industries Ltd., the largest and, in our opinion, highest quality generic drug company. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. There is also a patent litigation about to go before the Supreme Court that could damage the business models of the ethical pharmaceutical companies.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK
Despite recent economic data, we believe that the U.S. economy will slowly recover in 2003. We are attempting to barbell our holdings, with an overweight in defensive stocks such as regulated utilities and healthcare companies, offset by an overweight in basic materials and technology stocks.

We believe that dividend yields will constitute a greater portion of stock returns over the next decade than they did during the 1990s. As of this writing, the President Bush has proposed legislation to reduce or eliminate the double taxation of dividends in 2003. In light of these developments, we view favorably those companies with above average dividend yields.

LOOKING FOR ADDITIONAL INFORMATION?
The Salomon Brothers Fund Inc is traded on the New York Stock Exchange under the symbol "SBF" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XSBFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning The Salomon Brothers Fund Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in The Salomon Brothers Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Michael A. Kagan

MICHAEL A. KAGAN
Executive Vice President

January 7, 2003


The information provided in this commentary by the portfolio manager represent the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.



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4                                            2002 Annual Report to Shareholders

--------------------------------------------------------------
Top Ten Holdings*                      As of December 31, 2002
--------------------------------------------------------------



  1. Microsoft Corp.                                    3.9%
--------------------------------------------------------------
  2. American International Group, Inc.                 3.3
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  3. Exxon Mobil Corp.                                  3.2
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  4. The News Corp. Ltd. ADR                            2.8
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  5. Pfizer Inc.                                        2.7
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  6. Verizon Communications Inc.                        2.7
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  7. Teva Pharmaceutical Industries Ltd. ADR            2.6
--------------------------------------------------------------
  8. Costco Wholesale Corp.                             2.0
--------------------------------------------------------------
  9. Wells Fargo & Co.                                  2.0
--------------------------------------------------------------
 10. Bank of America Corp.                              2.0
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* As a percentage of total net assets.

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002 New York, New York 10286-1002

Take Advantage of the Fund's
Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 29 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock.bankofny.com.

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The Salomon Brothers Fund Inc                                                 5

-------------------------------------------------------------------------------
Record of a Share of Stock (unaudited)
-------------------------------------------------------------------------------

                                                                                                                 Net Asset
                          Distributions Declared From                                    Capital Gain            Value Plus
                     -------------------------------------        Net Asset Value        Distributions          Capital Gain
Year                   Income              Capital Gain             End of Year           (Cumulative)          Distributions*
-------------------------------------------------------------------------------------------------------------------------------
1929                      --                       --                 $ 3.81                     --                 $ 3.810
1930                   $0.094                      --                   3.08                     --                   3.080
1931                    0.119                      --                   2.36                     --                   2.360
1932                    0.100                      --                   2.43                     --                   2.430
1933                    0.100                      --                   3.35                     --                   3.350
1934                    0.100                      --                   3.68                     --                   3.680
1935                    0.117                      --                   4.64                     --                   4.640
1936                    0.125                  $0.146                   5.72                 $ 0.146                  5.866
1937                    0.125                   0.396                   3.66                   0.542                  4.202
1938                    0.106                      --                   4.25                   0.542                  4.792
1939                    0.100                      --                   4.09                   0.542                  4.632
1940                    0.106                      --                   3.70                   0.542                  4.242
1941                    0.150                      --                   3.34                   0.542                  3.882
1942                    0.156                      --                   3.69                   0.542                  4.232
1943                    0.156                      --                   4.71                   0.542                  5.252
1944                    0.181                      --                   5.54                   0.542                  6.082
1945                    0.174                   0.301                   7.21                   0.843                  8.053
1946                    0.169                   0.625                   6.55                   1.468                  8.018
1947                    0.192                   0.376                   6.13                   1.844                  7.974
1948                    0.245                   0.192                   5.82                   2.036                  7.856
1949                    0.279                   0.202                   6.60                   2.238                  8.838
1950                    0.335                   0.402                   7.21                   2.640                  9.850
1951                    0.276                   0.360                   8.67                   3.000                 11.670
1952                    0.210                   0.254                   9.15                   3.254                 12.404
1953                    0.245                   0.260                   8.59                   3.514                 12.104
1954                    0.250                   0.312                  11.31                   3.826                 15.136
1955                    0.285                   0.517                  12.56                   4.343                 16.903
1956                    0.310                   0.712                  12.63                   5.055                 17.685
1957                    0.275                   0.650                  10.38                   5.705                 16.085
1958                    0.265                   0.545                  13.84                   6.250                 20.090
1959                    0.270                   0.670                  14.04                   6.920                 20.960
1960                    0.265                   0.590                  13.53                   7.510                 21.040
1961                    0.252                   0.665                  15.80                   8.175                 23.975
1962                    0.255                   0.540                  12.74                   8.715                 21.455
1963                    0.255                   0.605                  14.91                   9.320                 24.230
1964                    0.300                   0.645                  16.01                   9.965                 25.975
1965                    0.312                   0.665                  18.07                  10.630                 28.700
1966                    0.337                   0.735                  16.54                  11.365                 27.905
1967                    0.355                   0.840                  19.97                  12.205                 32.175
1968                    0.365                   1.250                  19.69                  13.455                 33.145
1969                    0.350                   1.350                  17.62                  14.805                 32.425
1970                    0.305                   1.020                  15.03                  15.825                 30.855
1971                    0.305                   0.810                  17.87                  16.635                 34.505
1972                    0.305                   1.270                  20.47                  17.905                 38.375
1973                    0.295                   0.840                  16.50                  18.745                 35.245
1974                    0.305                   0.420                  10.77                  19.165                 29.935
1975                    0.270                   0.670                  13.15                  19.835                 32.985
1976                    0.225+                     --+                 15.08                  19.835                 34.915
1977                    0.245                   1.010                  13.12                  20.845                 33.965
1978                    0.340                   0.450                  13.81                  21.295                 35.105
1979                    0.420                   0.910                  16.42                  22.205                 38.625
1980                    0.550                   1.180                  18.88                  23.385                 42.265
1981                    0.720                   2.040                  15.56                  25.425                 40.985
1982                    0.710                   2.010                  16.64                  27.435                 44.075
1983                    0.625                   1.365                  18.25                  28.800                 47.050
1984                    0.545                   2.440                  14.67                  31.240                 45.910
1985                    0.495                   1.085                  16.78                  32.325                 49.105
1986                    0.515                   3.085                  15.42                  35.410                 50.830
1987                    0.490                   1.880                  13.26                  37.290                 50.550
1988                    0.505                   0.490                  14.37                  37.780                 52.150
1989                    0.590                   1.515                  15.58                  39.295                 54.875
1990                    0.485                   0.710                  13.33                  40.005                 53.335
1991                    0.470                   1.140                  15.66                  41.145                 56.805
1992                    0.400                   0.600                  15.16                  41.745                 56.905
1993                    0.340                   1.720                  14.88                  43.465                 58.345
1994                    0.335                   1.390                  12.88                  44.855                 57.735
1995                    0.350                   1.490                  15.43                  46.345                 61.775
1996                    0.335                   2.090                  17.26                  48.435                 65.695
1997                    0.270                   2.680                  18.51                  51.115                 69.625
1998                    0.269                   3.190                  18.76                  54.305                 73.065
1999                    0.167                   3.633                  19.24                  57.938                 77.178
2000                    0.135                   2.406                  16.27                  60.344                 76.614
2001                    0.107                   0.325                  14.07                  60.669                 74.739
2002                    0.108                   0.068                  10.75                  60.737                 71.487
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Totals                $21.192                 $60.737
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
+ A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.
* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.
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6                                            2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)
-------------------------------------------------------------------------------

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1978, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.

                                          Cumulative Net Asset Value of
                                        --------------------------------
                 Net Asset Value         Capital Gain            Income
  End              of Initial            Distributions          Dividends                 Total                  Total
of Year            Investment             Reinvested           Reinvested            Net Asset Value         Market Value
-------------------------------------------------------------------------------------------------------------------------------
1978                 $10,529              $    402             $    286                 $ 11,217               $  8,062
1979                  12,513                 1,382                  760                   14,656                 11,780
1980                  14,391                 2,877                1,498                   18,766                 15,988
1981                  11,862                 4,345                2,000                   18,208                 17,643
1982                  12,682                 7,795                3,312                   23,789                 24,975
1983                  13,908                10,911                4,657                   29,476                 30,248
1984                  11,180                12,542                4,796                   28,518                 29,320
1985                  12,782                16,768                6,655                   36,205                 34,729
1986                  11,755                22,557                7,239                   41,550                 40,968
1987                  10,107                24,431                7,328                   41,866                 34,915
1988                  10,950                28,109                9,587                   48,646                 39,574
1989                  11,877                36,081               12,490                   60,448                 50,698
1990                  10,161                33,786               12,486                   56,433                 46,814
1991                  11,939                45,228               16,754                   73,920                 65,831
1992                  11,556                46,812               18,122                   76,489                 69,743
1993                  11,341                54,949               19,479                   85,769                 73,889
1994                   9,816                55,410               18,705                   83,930                 69,614
1995                  11,762                76,633               24,777                  113,173                 98,612
1996                  13,157               101,872               30,320                  145,349                135,445
1997                  14,107               132,194               34,704                  181,005                173,902
1998                  14,299               167,524               37,792                  219,614                214,053
1999                  14,667               216,844               40,790                  272,301                289,871
2000                  12,467               217,929               36,400                  266,796                266,468
2001                  10,782               193,487               33,231                  237,500                209,648
2002                   8,238               148,835               27,052                  184,125                156,206

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The Salomon Brothers Fund Inc                                                 7

-------------------------------------------------------------------------------
25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)
-------------------------------------------------------------------------------

VALUE OF $10,000

1978    10529   402     286     11217   8062      688
1979    12513   1382    760     14656   11780     2142
1980    14391   2877    1498    18766   15988     4375
1981    11862   4345    2000    18208   17643     6345
1982    12682   7795    3312    23789   24975     11107
1983    13908   10911   4657    29476   30248     15568
1984    11180   12542   4796    28518   29320     17338
1985    12782   16768   6655    36205   34729     23423
1986    11755   22557   7239    41550   40968     29796
1987    10107   24431   7328    41866   34915     31759
1988    10950   28109   9587    48646   39574     37696
1989    11877   36081   12490   60448   50698     48571
1990    10161   33786   12486   56433   46814     46272
1991    11939   45228   16754   73920   65831     61982
1992    11556   46812   18122   76489   69743     64934
1993    11341   54949   19479   85769   73889     74428
1994    9816    55410   18705   83930   69614     74115
1995    11762   76633   24777   113173  98612     101410
1996    13157   101872  30320   145349  135445    132192
1997    14107   132194  34704   181005  173902    166898
1998    14299   167542  37792   219614  214053    205334
1999    14667   216844  40790   272301  289871    257634
2000    12467   217929  36400   266796  266468    254329
2001    10782   193487  33231   237500  209648    226718
2002    8238    143835  27052   184125  156206    170887

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8                                            2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
Investment Policy
-------------------------------------------------------------------------------

The Salomon Brothers Fund's ("Fund") investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above- average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund's investment policy.

---------------------------------------------------------------------------------------------------------------------
 Summary (unaudited)                                                                 For the Years Ended December 31,
---------------------------------------------------------------------------------------------------------------------

                                                    2002           2001          2000           1999          1998
---------------------------------------------------------------------------------------------------------------------
Net Assets (millions)                              $1,082        $1,420         $1,642         $1,820        $1,686
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding (000's)                        100,639       100,938        100,938         94,608        89,907
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                          $10.75        $14.07         $16.27         $19.24        $18.76
---------------------------------------------------------------------------------------------------------------------
Distributions Per Share*                            $0.18         $0.44          $2.54          $3.80         $3.46
---------------------------------------------------------------------------------------------------------------------
Market Price Per Share                             $9.120       $12.420        $16.250        $20.375       $18.188
---------------------------------------------------------------------------------------------------------------------
Premium (Discount) from NAV at Year End            (15.16)%      (11.73)%        (0.12)%         5.90%        (3.05)%
---------------------------------------------------------------------------------------------------------------------
Market Price Range (NYSE, symbol SBF):
   High                                           $12.710       $16.625        $19.813        $21.500       $19.813
---------------------------------------------------------------------------------------------------------------------
   Low                                             $8.120       $10.720        $14.938        $17.125       $14.750
---------------------------------------------------------------------------------------------------------------------
* Income and capital gains.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 9

-------------------------------------------------------------------------------------------------------------------------
 2002 Distributions Declared (unaudited)                                           For the Year Ended December 31, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                 Net                Short-Term           Long-Term        Total Payment
Payment Date         Record Date           Investment Income       Capital Gains       Capital Gains        Per Share
-------------------------------------------------------------------------------------------------------------------------
March                March                      $0.0250                    -               $     -           $0.0250
-------------------------------------------------------------------------------------------------------------------------
June                 June                        0.0250                    -                0.0680            0.0930
-------------------------------------------------------------------------------------------------------------------------
September            September                   0.0250                    -                    -             0.0250
-------------------------------------------------------------------------------------------------------------------------
December             December                    0.0330                    -                    -             0.0330
-------------------------------------------------------------------------------------------------------------------------
Total                                           $0.1080                    -               $0.0680           $0.1760
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Automatic Dividend Reinvestment and Cash Payment Plans
-------------------------------------------------------------------------------------------------------------------------


DIVIDEND REINVESTMENT
The Automatic Dividend Reinvestment Plan ("DRPlan"), administered by The Bank of New York as DR Plan Agent ("Agent") for shareholders of The Salomon Brothers Fund Inc ("Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DRPlan your dividends and distributions are promptly invested for you, automatically by the Agent, and you will receive statements from the Agent to simplify your personal records.

THE CASH PAYMENT PLAN
The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

COST TO YOU
Except as specifically noted, you will not bear any costs of administering the DR Plan. You pay only your pro portionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

TO ENROLL
The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Agent at 1-800-432-8224. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DRPlan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

-------------------------------------------------------------------------------
10                                           2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Major Portfolio Changes (unaudited) For the Three Months Ended December 31, 2002
--------------------------------------------------------------------------------

Additions 1                                                          Shares
--------------------------------------------------------------------------------
Avon Products Inc.                                                 112,000 2
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                                 143,200 2
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                 588,800
--------------------------------------------------------------------------------
Consolidated Edison, Inc.                                          129,000
--------------------------------------------------------------------------------
Fortune Brands Inc.                                                175,000 2
--------------------------------------------------------------------------------
General Mills, Inc.                                                132,300
--------------------------------------------------------------------------------
Intel Corp.                                                        322,400
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                            232,500
--------------------------------------------------------------------------------
Kraft Food Inc.                                                    147,200
--------------------------------------------------------------------------------
Progress Energy Inc.                                               133,000 2
--------------------------------------------------------------------------------
STMicroelectronics N.V.                                            201,000
--------------------------------------------------------------------------------
The Procter & Gamble Co.                                            68,500 2
--------------------------------------------------------------------------------
Wyeth                                                              150,700
--------------------------------------------------------------------------------


Reductions                                                          Shares
--------------------------------------------------------------------------------
American Electric Power Co., Inc.                                  543,600 3
--------------------------------------------------------------------------------
Bell Atlantic Financial Services                                 4,000,000 3
--------------------------------------------------------------------------------
Bell Atlantic Financial Services (Series 144A)                   4,000,000
--------------------------------------------------------------------------------
Danaher Corp.                                                       54,000
--------------------------------------------------------------------------------
HCA Inc.                                                           181,100
--------------------------------------------------------------------------------
Intel Corp.                                                        394,000
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                               145,800
--------------------------------------------------------------------------------
Micron Technology, Inc.                                            237,300 3
--------------------------------------------------------------------------------
Schering-Plough Corp.                                              254,700
--------------------------------------------------------------------------------
SPX Corp.                                                          138,800
--------------------------------------------------------------------------------
Staples Inc.                                                       180,400 3
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                             862,100
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd. ADR                             39,200
--------------------------------------------------------------------------------
Texas Instruments Inc.                                             240,300 3
--------------------------------------------------------------------------------
Verizon Communications Inc.                                         93,700
--------------------------------------------------------------------------------

1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                11

---------------------------------------------------------------------------------------------------------------------------
 Schedule of Investments                                                                                December 31, 2002
---------------------------------------------------------------------------------------------------------------------------

     SHARES                                                   SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK-- 95.6%
Basic Industries -- 2.7%
      187,500     Alcan Inc.                                                                                  $  5,535,000
      686,900     Alcoa Inc.                                                                                    15,647,582
      159,700     Barrick Gold Corp.                                                                             2,460,977
      533,100     PolyOne Corp.                                                                                  2,089,752
      239,600     Smurfit-Stone Container Corp. (a)                                                              3,687,684
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                29,420,995
---------------------------------------------------------------------------------------------------------------------------
Capital Goods -- 7.1%
      162,400     The Boeing Co.                                                                                 5,357,576
      112,300     Cummins Inc. (b)                                                                               3,158,999
       96,300     Danaher Corp. (b)                                                                              6,326,910
      203,100     Deere & Co.                                                                                    9,312,135
       31,200     General Dynamics Corp.                                                                         2,476,344
      801,400     General Electric Co.                                                                          19,514,090
       49,000     Lockheed Martin Corp.                                                                          2,829,750
      205,500     Navistar International Corp. (a)(b)                                                            4,995,705
      143,300     PACCAR Inc. (b)                                                                                6,610,429
      559,600     Tyco International Ltd.                                                                        9,557,968
      102,800     United Technologies Corp.                                                                      6,367,432
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                76,507,338
---------------------------------------------------------------------------------------------------------------------------
Communications -- 4.2%
       91,300     AT&T Corp.                                                                                     2,383,843
    2,308,434     AT&T Wireless Services Inc. (a)                                                               13,042,652
      281,500     UnitedGlobalCom, Inc., Class A Shares (a)                                                        675,600
      742,000     Verizon Communications Inc.                                                                   28,752,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                44,854,595
---------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 9.2%
      143,200     Best Buy Co., Inc. (a)                                                                         3,458,280
      298,900     Circuit City Stores, Inc.                                                                      2,217,838
      781,800     Costco Wholesale Corp. (a)                                                                    21,937,308
      191,500     Ecolab Inc.                                                                                    9,479,250
      581,900     Federated Department Stores, Inc. (a)                                                         16,735,444
      175,000     Fortune Brands, Inc.                                                                           8,139,250
      581,400     The Home Depot, Inc.                                                                          13,930,344
      450,900     MGM MIRAGE (a)                                                                                14,866,173
      171,500     SPX Corp. (a)                                                                                  6,422,675
       76,100     Target Corp.                                                                                   2,255,085
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                99,441,647
---------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 10.9%
      112,000     Avon Products, Inc.                                                                            6,033,440
      214,480     Comcast Corp., Class A Shares (a)                                                              5,055,293
      213,600     Comcast Corp., Special Class A Shares (a)(b)                                                   4,825,224
      202,500     The Estee Lauder Cos., Inc., Class A Shares                                                    5,346,000
      275,100     General Mills, Inc.                                                                           12,915,945
      171,400     Kimberly-Clark Corp.                                                                           8,136,358
      224,100     Kraft Food Inc., Class A Shares                                                                8,724,213
      971,685     Liberty Media Corp., Class A Shares (a)                                                        8,686,864
      493,800     PepsiCo, Inc.                                                                                 20,848,236
      310,400     Philip Morris Cos. Inc. (c)                                                                   12,580,512
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
12                                           2002 Annual Report to Shareholders

---------------------------------------------------------------------------------------------------------------------------
 Schedule of Investments (continued)                                                                    December 31, 2002
---------------------------------------------------------------------------------------------------------------------------

     SHARES                                                   SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 10.9% (continued)
       68,500     The Procter & Gamble Co.                                                                  $    5,886,890
      614,000     Safeway Inc. (a)                                                                              14,343,040
       79,000     Unilever PLC ADR                                                                               4,875,090
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               118,257,105
---------------------------------------------------------------------------------------------------------------------------
Energy -- 6.3%
     1,004,440    Exxon Mobil Corp.                                                                             35,095,134
           400    Gas Properties (100% owned) (d)                                                                  874,000
                  Royalty Interest (d)                                                                           1,450,000
       77,600     Royal Dutch Petroleum Co., NY Shares                                                           3,415,952
      271,777     Total Fina Elf S.A. ADR                                                                       19,432,056
      345,100     Transocean Inc. (a)                                                                            8,006,320
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                68,273,462
---------------------------------------------------------------------------------------------------------------------------
Financial Services -- 20.2%
       97,000     American Express Co.                                                                           3,428,950
      612,882     American International Group, Inc.                                                            35,455,224
      315,000     Bank of America Corp.                                                                         21,914,550
      833,400     The Bank of New York Co., Inc.                                                                19,968,264
      337,000     Bank One Corp.                                                                                12,317,350
           91     Berkshire Hathaway Inc., Class A Shares (a)(b)                                                 6,620,250
      354,500     FleetBoston Financial Corp.                                                                    8,614,350
      204,000     Freddie Mac                                                                                   12,046,200
      163,100     The Goldman Sachs Group, Inc.                                                                 11,107,110
      179,900     The Hartford Financial Services Group, Inc.                                                    8,172,857
      327,200     J.P. Morgan Chase & Co.                                                                        7,852,800
      135,600     Marsh & McLennan Cos., Inc.                                                                    6,266,076
      314,400     Merrill Lynch & Co., Inc.                                                                     11,931,480
      134,200     Morgan Stanley                                                                                 5,357,264
      426,700     Paychex, Inc.                                                                                 11,904,930
      225,800     Wachovia Corp.                                                                                 8,228,152
       49,400     Washington Mutual, Inc.                                                                        1,705,782
      467,700     Wells Fargo & Co.                                                                             21,921,099
       51,400     XL Capital Ltd., Class A Shares                                                                3,970,650
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               218,783,338
---------------------------------------------------------------------------------------------------------------------------
Healthcare -- 14.6%
      293,336     Amgen Inc. (a)                                                                                14,179,862
      313,400     Applera Corp.                                                                                  5,497,036
      188,400     Cephalon, Inc. (a)(b)                                                                          9,169,051
      168,800     Eli Lilly & Co.                                                                               10,718,800
      295,300     HCA Inc.                                                                                      12,254,950
      138,400     Johnson & Johnson                                                                              7,433,464
      108,300     MedImmune, Inc. (a)                                                                            2,942,511
      187,000     Novartis AG ADR                                                                                6,868,510
      951,900     Pfizer Inc.                                                                                   29,099,583
      320,300     Pharmacia Corp.                                                                               13,388,540
      230,000     Schering-Plough Corp.                                                                          5,106,000
      129,400     St. Jude Medical, Inc. (a)                                                                     5,139,768
      740,800     Teva Pharmaceutical Industries Ltd. ADR (b)                                                   28,602,288
      210,800     Wyeth                                                                                          7,883,920
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               158,284,283
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                13

---------------------------------------------------------------------------------------------------------------------------
 Schedule of Investments (continued)                                                                    December 31, 2002
---------------------------------------------------------------------------------------------------------------------------

     SHARES                                                   SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.4%
       40,100     CarrAmerica Realty Corp.                                                                   $   1,004,505
      102,600     iStar Financial Inc.                                                                           2,877,930
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,882,435
---------------------------------------------------------------------------------------------------------------------------
Technology -- 15.3%
    1,650,700     ADC Telecommunications, Inc. (a)                                                               3,449,963
      458,500     BEA Systems, Inc. (a)                                                                          5,258,995
      854,600     BMC Software, Inc. (a)                                                                        14,622,206
      244,500     Celestica Inc. (a)                                                                             3,447,450
      401,000     CIENA Corp. (a)(b)                                                                             2,061,140
      766,600     Cisco Systems, Inc. (a)                                                                       10,042,460
      801,600     Comverse Technology, Inc. (a)                                                                  8,032,032
      630,000     Dell Computer Corp. (a)                                                                       16,846,200
      450,500     EMC Corp. (a)                                                                                  2,766,070
       65,800     First Data Corp.                                                                               2,329,978
      588,300     Intel Corp.                                                                                    9,159,831
      103,100     Linear Technology Corp.                                                                        2,651,732
      810,900     Microsoft Corp. (a)                                                                           41,923,530
    1,198,500     Nokia Oyj ADR                                                                                 18,576,750
      742,000     Oracle Corp. (a)                                                                               8,013,600
      336,000     STMicroelectronics N.V., NY Shares (b)                                                         6,555,360
    2,061,700     Sun Microsystems, Inc. (a)                                                                     6,411,887
      176,900     Teradyne, Inc. (a)(b)                                                                          2,301,469
       81,106     VERITAS Software Corp. (a)                                                                     1,266,876
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               165,717,529
---------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.0%
      249,300     Canadian National Railway Co.                                                                 10,360,908
---------------------------------------------------------------------------------------------------------------------------
Utilities -- 3.7%
      268,000     Consolidated Edison, Inc. (b)                                                                 11,475,760
      138,600     Exelon Corp.                                                                                   7,313,922
      133,000     Progress Energy, Inc.                                                                          5,765,550
      545,000     The Southern Co.                                                                              15,472,550
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                40,027,782
---------------------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost-- $1,085,489,567)                                                                    1,033,811,417
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.8%
Publishing -- 2.8%
     1,345,500    The News Corp. Ltd. ADR (Cost-- $32,589,052)                                                  30,475,575
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
14                                           2002 Annual Report to Shareholders

---------------------------------------------------------------------------------------------------------------------------
 Schedule of Investments (continued)                                                                    December 31, 2002
---------------------------------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                                   SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.3%
Technology -- 0.5%
    $ 5,585,000   Teradyne Inc., 3.750% due 10/15/06 (e)                                                   $     5,033,481
---------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.8%
      7,000,000   Bell Atlantic Financial Services, 5.750% due 4/1/03 (e)                                        7,094,500
      3,800,000   NTLCommunications Corp., 6.750% due 5/15/08 (a)(f)                                               513,000
      7,500,000   NTL Inc., 5.750% due 12/15/09 (a)(e)(f)                                                        1,312,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,920,000
---------------------------------------------------------------------------------------------------------------------------

                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost-- $20,636,158)                                                                          13,953,481
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
      3,443,000   State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at
                    maturity-- $3,443,201; (Fully collateralized by U.S. Treasury Bonds,
                    6.125% due 8/15/29; Market value-- $3,514,950) (Cost-- $3,443,000)                           3,443,000
---------------------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS-- 100%
                  (Cost-- $1,142,157,777*)                                                                  $1,081,683,473
---------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 5).
(c) Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
(d) Fair value determined pursuant to procedures established by the Board of Directors.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is currently in default.
 *  Aggregate cost for Federal income tax purposes is $1,152,565,171.

    Abbreviation used in this schedule:
    -----------------------------------
    ADR - American Depository Receipt.


                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                15

-------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                                     December 31, 2002
-------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost -- $1,142,157,777)                        $1,081,683,473
     Foreign currency, at value (Cost -- $14,402)                                  14,821
     Cash                                                                             904
     Collateral for securities on loan (Note 5)                                51,917,163
     Receivable for securities sold                                             6,451,443
     Dividends and interest receivable                                          1,281,484
-------------------------------------------------------------------------------------------
     Total Assets                                                           1,141,349,288
-------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 5)                                   51,917,163
     Payable for securities purchased                                           5,113,005
     Management fee payable                                                     1,533,970
     Dividends payable                                                            521,380
     Accrued expenses                                                             269,351
-------------------------------------------------------------------------------------------
     Total Liabilities                                                         59,354,869
-------------------------------------------------------------------------------------------
Total Net Assets                                                           $1,081,994,419
-------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                           $  100,638,534
     Capital paid in excess of par value                                    1,167,357,717
     Overdistributed net investment income                                       (211,230)
     Accumulated net realized loss from security transactions                (125,316,717)
     Net unrealized depreciation of investments and foreign currencies        (60,473,885)

Total Net Assets                                                           $1,081,994,419
-------------------------------------------------------------------------------------------
Shares Outstanding ($1.00 par value, 125,000,000 shares authorized)           100,638,534
-------------------------------------------------------------------------------------------
Net Asset Value, per share                                                         $10.75
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
16                                           2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Statement of Operations               For the Year Ended December 31, 2002
-------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                   $  16,946,482
     Interest                                                        1,110,767
     Oil royalties                                                     527,102
     Less: Foreign withholding tax                                    (259,068)
-------------------------------------------------------------------------------
     Total Investment Income                                        18,325,283
-------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                         6,813,495
     Shareholder and system servicing fees                             243,755
     Shareholder communications                                        193,965
     Audit and legal                                                    86,546
     Directors' fees                                                    84,386
     Stock certificates and listing fees                                79,786
     Custody                                                            53,201
     Insurance                                                          15,960
     Other                                                              89,237
-------------------------------------------------------------------------------
     Total Expenses                                                  7,660,331
-------------------------------------------------------------------------------
Net Investment Income                                               10,664,952
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)    (118,621,555)
       Foreign currency transactions                                     2,890
-------------------------------------------------------------------------------
     Net Realized Loss                                            (118,618,665)
-------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation From:
        Security transactions                                     (209,277,456)
        Foreign currency transactions                                      419
-------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                      (209,277,037)
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                    (327,895,702)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $(317,230,750)
-------------------------------------------------------------------------------



                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                17

--------------------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets                                         For the Years Ended December 31,
--------------------------------------------------------------------------------------------------------------

                                                                               2002                   2001
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                $   10,664,952       $   11,165,918
     Net realized gain (loss)                                               (118,618,665)          15,581,569
     Increase in net unrealized depreciation                                (209,277,037)        (205,218,060)
--------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                 (317,230,750)        (178,470,573)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   (10,982,714)         (10,800,370)
     Net realized gains                                                       (6,772,668)         (32,814,955)
--------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders               (17,755,382)         (43,615,325)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Treasury stock acquired                                                  (2,787,281)                  --
--------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                      (2,787,281)                  --
--------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                      (337,773,413)        (222,085,898)

NET ASSETS:
     Beginning of year                                                     1,419,767,832        1,641,853,730
--------------------------------------------------------------------------------------------------------------
     End of year*                                                         $1,081,994,419       $1,419,767,832
--------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:      $     (211,230)      $      153,439
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
18                                           2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Notes to Financial Statements
-------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAPrequires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(B) FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

(C) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

(D) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or


-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                19

-------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount, market discount and premium on securities purchased is accreted or amortized on an effective yield basis over the life of the security.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                       Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million                                                 0.650%
Next $150 million                                                  0.550%
Next $250 million                                                  0.525%
Next $250 million                                                  0.500%
Over $1 billion                                                    0.450%
-------------------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2001, June 30, 2001, September 30, 2001, and December 31, 2001, the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.03%, 1.44%, 0.43%, and 0.93%, respectively. This resulted in a total increase of the base management fee of $151,576. For the rolling one year periods ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, the performance of the S&P 500 Index was exceeded by the Fund's performance by 0.76%, 1.18%, 1.32% and negative 0.39%, respectively. This resulted in a total increase of the base management fee of $84,013.

-------------------------------------------------------------------------------
20                                           2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

Brokerage commissions of $4,395 were paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, and its affiliates, for investment transactions executed on behalf of the Fund during the year ended December 31, 2002. This amount represents 0.2% of total brokerage commissions paid by the Fund.

3.  INVESTMENTS

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchase                                                          $585,654,448
Sales                                                              589,965,653
-------------------------------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 113,108,154
Gross unrealized depreciation                                     (183,989,852)
Net unrealized depreciation                                      $ (70,881,698)
-------------------------------------------------------------------------------

4.  OPTION CONTRACTS

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                21

-------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002 the Fund did not enter into any written call or put option contracts.

5.  LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian where by the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $50,236,290. The Fund received cash collateral amounting to $51,917,163 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $44,774.

6.  COMMON STOCK

The Fund issued to its shareholders of record as of the close of business on May 22, 2000 non-transferable Rights to subscribe for up to an aggregate of 11,826,140 shares of Common Stock of the Fund at a rate of one share of Common Stock for ten Rights held at the subscription price of $17.29 per share. During the year ended December 31, 2000, the Fund issued a total of 3,992,766 shares of Common Stock on exercise of such Rights. Rights Offering costs of $715,407, including financial advisory fees, were charged directly against the proceeds of the Rights Offering. The Fund was advised that SSB, an affiliate of the investment manager, received a financial advisory fee of $258,519 in connection with its participation in the Rights Offering.

7.  CAPITAL LOSS CARRYFORWARD

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $86,144,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

In addition, the Fund had $28,758,650 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

-------------------------------------------------------------------------------
22                                           2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

8. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At December 31, 2002 the tax basis components of distributable earnings were:

-------------------------------------------------------------------------------
Undistributed ordinary income                                      $   303,190
-------------------------------------------------------------------------------
Accumulated capital losses                                         (86,143,696)
Unrealized depreciation                                            (70,881,279)
-------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:


-------------------------------------------------------------------------------
Ordinary income                                                    $10,982,714
Long-term capital gains                                              6,772,668
-------------------------------------------------------------------------------
Total                                                               17,755,382
-------------------------------------------------------------------------------

9.  CAPITAL SHARES

On July 17, 2002, the shareholders held a Special Meeting for the Fund to approve a share repurchase plan. The Fund was authorized to repurchase up to one million shares.

On July 25, 2002, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased 299,500 shares with a total cost of $2,787,281 at the weighted average discount of 14.59% per share.


-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                23

-------------------------------------------------------------------------------
 Financial Highlights
-------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                2002              2001             2000              1999         1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $14.07            $16.27           $19.24            $18.76       $18.51
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.11              0.11             0.14              0.18         0.26
   Net realized and unrealized gain (loss)      (3.26)            (1.87)           (0.46)             4.08         3.45
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (3.15)            (1.76)           (0.32)             4.26         3.71
-------------------------------------------------------------------------------------------------------------------------
Gain From Repurchase of Treasury Stock           0.01             --               --                   --           --
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.11)            (0.11)           (0.13)            (0.17)       (0.27)
   Net realized gains                           (0.07)            (0.33)           (2.41)            (3.63)       (3.19)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.18)            (0.44)           (2.54)            (3.80)       (3.46)
-------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value
   Due to Shares Issued on
   Reinvestment of Dividends                       --                --               --              0.02           --
-------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value
   Due to Shares Issued
   Through Rights Offering                         --                --            (0.10)               --           --
-------------------------------------------------------------------------------------------------------------------------
Rights Offering Costs                              --                --            (0.01)               --           --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.75            $14.07           $16.27            $19.24       $18.76
-------------------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value             (25.4)%           (21.2)%           (8.0)%*           34.6%        22.6%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $1,082            $1,420           $1,642            $1,820       $1,686
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.62%             0.62%            0.65%             0.56%        0.52%
   Net investment income                         0.86              0.76             0.71              0.90         1.39
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            47%               61%              76%               73%          68%
-------------------------------------------------------------------------------------------------------------------------
Market Value, End of Year                      $9.120           $12.420          $16.250           $20.375      $18.188
-------------------------------------------------------------------------------------------------------------------------

* Total market value return taking into consideration the Rights Offering would have been (7.7)%.


-------------------------------------------------------------------------------
24                                           2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Report of Independent Accountants
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE SALOMON BROTHERS FUND INC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2003


-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                25

-------------------------------------------------------------------------------
 Additional Information (unaudited)
-------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The Salomon Brothers Fund Inc ("Fund") is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                                  NUMBER OF
                                                                         PRINCIPAL               PORTFOLIOS
                                    POSITION(S)    TERM OF OFFICE*      OCCUPATION(S)          IN FUND COMPLEX         OTHER
                                     HELD WITH      AND LENGTH OF        DURING PAST        OVERSEEN BY DIRECTOR    DIRECTORSHIPS
NAME, ADDRESS AND AGE                 FUND          TIME SERVED          FIVE YEARS         (INCLUDING THE FUND)   HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Andrew L. Breech                    Director           Since       President, Dealer Operating        3                 None
2120 Wilshire Blvd.                                    1991           Control Service, Inc.
Santa Monica, CA 90403
Age 50

Carol L. Colman                     Director           Since            President, Colman            29                 None
Colman Consulting Co., Inc.                            1992           Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

William R. Dill                     Director           Since                 Retired                  3                 None
25 Birch Lane                                          1985
Cumberland Foreside, ME 04110
Age 72

Clifford M. Kirtland, Jr.           Director           Since                 Retired                  3                 None
Building 9                                             1987
4200 Northside Parkway
Atlanta, GA 30327
Age 79

Louis P. Mattis                     Director           Since      Consultant, Mattis & Co. LLC        3                 None
PO Box 6535                                            1986
Snowmass Village, CO 81615
Age 61

Thomas F. Schlafly                  Director           Since         Of Counsel to Blackwell          3                 None
720 Olive Street, Suite 2400                           1986         Sanders Peper Martin LLP;
St. Louis, MO 63101                                                President, The Saint Louis
Age 54                                                                    Brewery, Inc.

INTERESTED DIRECTOR:

R. Jay Gerken**                     Chairman,          Since          Managing Director of           227                None
Salomon Smith Barney Inc.         President and        2002       SSB; Chariman, President and
("SSB")                          Chief Executive                Chief Executive Officer of Smith
399 Park Avenue, 4th Floor           Officer                       Barney Fund Management LLC
New York, NY 10022                                               ("SBFM"), Travelers Investment
Age 51                                                           Adviser, Inc. ("TIA") and Citi
                                                                      Fund Management Inc.

-------------------------------------------------------------------------------
26                                           2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Additional Information (unaudited) (continued)
-------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                         PRINCIPAL               PORTFOLIOS
                                    POSITION(S)    TERM OF OFFICE*      OCCUPATION(S)          IN FUND COMPLEX         OTHER
                                     HELD WITH      AND LENGTH OF        DURING PAST        OVERSEEN BY DIRECTOR    DIRECTORSHIPS
NAME, ADDRESS AND AGE                 FUND          TIME SERVED          FIVE YEARS         (INCLUDING THE FUND)   HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone                  Executive Vice       Since        Managing Director of SSB;        N/A                N/A
SSB                                  President         2002          Former Chief Financial
125 Broad Street, 11th Floor        and Chief                        Officer and Treasurer
New York, NY 10004                Administrative                         of mutual funds
Age 45                               Officer                     affiliated with Citigroup Inc.;
                                                                    Director and Senior Vice
                                                                    President of SBFM and TIA

Michael A. Kagan                  Executive Vice       Since        Managing Director of SBAM        N/A                N/A
Salomon Brothers Asset               President         2001
Management Inc ("SBAM")
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Frances M. Guggino                  Controller         Since        Vice President, Citigroup        N/A                N/A
SSB                                                    2002             Asset Management
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                   Secretary         Since        Managing Director of SSB;        N/A                N/A
SSB                                                    1998            General Counsel and
300 First Stamford Place                                            Secretary of SBFM and TIA
Stamford, CT 06902
Age 52

---------------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investement Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                27

-------------------------------------------------------------------------------
 Tax Information (unaudited)
-------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

        o   A corporate dividends received deduction of 100%.

        o   Total long-term capital gain distributions paid of $6,772,668.




-------------------------------------------------------------------------------
28                                          2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)
-------------------------------------------------------------------------------

SALOMON BROTHERS FUND: HELPING INVESTORS GROW THEIR WEALTH SINCE 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund Inc ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan - available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

DIVIDEND REINVESTMENT PLAN (DR PLAN)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

        1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

        2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

        3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

CASH PAYMENT PLAN: BUYING ADDITIONAL SHARES DIRECTLY FROM/THROUGH SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.


-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                29

-------------------------------------------------------------------------------
 Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)
-------------------------------------------------------------------------------

CERTIFICATE OF DEPOSIT

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

WHO CAN PARTICIPATE IN THESE PLANS?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

HOW DOES THE DIVIDEND REINVESTMENT PLAN WORK?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

HOW DO I ENROLL IN THE DIVIDEND REINVESTMENT PLAN?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan.

--------------------------------------------------------------------------------
30                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)
--------------------------------------------------------------------------------

Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

CAN I WITHDRAW FROM THE DIVIDEND REINVESTMENT PLAN OR CHANGE MY REINVESTMENT OPTION?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11002 New York, NY 10286-1002
      Tel: 1-800-432-8224

IMPORTANT NOTES TO THIS SECTION:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your Tability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 31

--------------------------------------------------------------------------------
 Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)
--------------------------------------------------------------------------------

HOW ARE SHARES PURCHASED FOR THE CASH PAYMENT PLAN?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

WHO IS THE "AGENT" AND WHAT ARE ITS RESPONSIBILITIES?

The Bank of New York acts as the Agent for the Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

IS THERE ANY TAX ADVANTAGE TO PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

-------------------------------------------------------------------------------
32                                            2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc
-------------------------------------------------------------------------------

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

    (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

  3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

  4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

     It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions,

--------------------------------------------------------------------------------
                          THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC

                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     [ ] (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested
     [ ] (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested
     [ ] (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)
     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).
     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.
     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 33

      (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

      The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

   5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

   6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

   7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

   8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

      (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

      (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes. If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

   9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

   10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to
       Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

   11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

   12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

   13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

   14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

   Any inquiries regarding the Plans should be directed to the Agent at:
                THE BANK OF NEW YORK
                Investor Relations Department
                P.O. Box 11002
                New York, New York 10286-1002
                1-800-432-8224 *34


If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                                           THE BANK OF NEW YORK
                                           P.O. Box 1958
                                           Newark, NJ 07101-9774
                                           Att: Dividend Reinvestment Department
                                           DATED:                     , 20
                                                 ---------------------    ------

                          PLEASE SIGN, DATE AND RETURN
                           USING THE ENCLOSED ENVELOPE

                                                 --------------------------
                                                 Signature

                                                 --------------------------
                                                 Signature (if held jointly)

                Please sign exactly as your name(s)appear hereon.
                               THIS IS NOT A PROXY

-------------------------------------------------------------------------------
34                                            2002 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Board of Directors
-------------------------------------------------------------------------------

Andrew L. Breech

Carol L. Colman

William R. Dill

R. Jay Gerken, Chairman

Clifford M. Kirtland, Jr.

Louis P. Mattis

Thomas F. Schlafly


-------------------------------------------------------------------------------
 Additional Information (unaudited)
-------------------------------------------------------------------------------

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 35

-------------------------------------------------------------------------------
 Officers
-------------------------------------------------------------------------------
R. Jay Gerken                           President and Chief Executive Officer

Lewis E. Daidone                        Executive Vice President and
                                          Chief Administrative Officer

Michael A. Kagan                        Executive Vice President

Mark McAllister                         Executive Vice President

Frances M. Guggino                      Controller

Christina T. Sydor                      Secretary









-------------------------------------------------------------------------------
Service Providers
-------------------------------------------------------------------------------


Salomon Brothers Asset Management Inc   Investment Manager
399 Park Avenue
New York, New York 10022

The Bank of New York                    Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company     Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett              Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP              Independent Accountants
1177 Avenue of the Americas
New York, New York 10036

-------------------------------------------------------------------------------
2002 Annual Report to Shareholders                                           36

-------------------------------------------
          Salomon Brothers
          --------------------------------------------
                                      Asset Management

399 Park Avenue
New York, New York 10022

1-800-SALOMON
WWW.SBAM.COM

sbFANN 12/02
03-4481

                                                    SBF
                                                    Listed
                                                    NYSE
                                                    THE NEW YORK STOCK EXCHANGE